UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 26, 2006

ARCTIC CAT INC.

(Exact name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction
of Incorporation)

0-18607	41-1443470
(Commission	(I.R.S. Employer
File Number)	Identification No.)

601 Brooks Avenue South
Thief River Falls, Minnesota	56701
(Address of Principal Executive Offices)	(Zip Code)

(218)-681-8558

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 26, 2006, the registrant issued a press release regarding the registrant’s results of operations for the first quarter ended June 30, 2006.  The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item. 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1  Press release issued on July 26, 2006 regarding the Registrant’s results of operations for the first quarter ended  June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARCTIC CAT INC.

	By	/s/ Timothy C. Delmore
Timothy C. Delmore,
Chief Financial Officer

Dated: July 26, 2006

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release issued on July 26, 2006 regarding the Registrant’s results of operations for the first quarter ended June 30, 2006.